UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2015

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

California	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700
Irvine, CA 92612	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 3, 2015, First Foundation Inc. (the “Company”) issued a press release announcing commencement of its initial public offering, on a firm commitment basis, of shares of its common stock having an aggregate offering price of $100,000,000. The Company intends to grant the underwriters a 30-day option to purchase from the Company additional shares of common stock to cover over-allotments, if any. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

More detailed information on the equity offering can be found in the preliminary prospectus supplement and accompanying prospectus relating to the equity offering that were filed today with the U.S. Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated August 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2015	FIRST FOUNDATION INC.

	By:	/s/ JOHN M. MICHEL
	Name:	John M. Michel
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 3, 2015